                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) March 10, 2004
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                               Clarus Corporation
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             (Exact name of registrant as specified in its charter)

        Delaware                                   0-24277                                      58-1972600
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(State or other jurisdiction                 (Commission File Number)            (IRS Employer Identification No.)
of incorporation)

       One Pickwick Plaza, Greenwich, Connecticut                                     06830
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         (Address of principal executive offices)                                 (Zip Code)

Registrant's telephone number, including area code: (203) 302-2000
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                                       N/A
                                       ---
         (Former name or former address, if changed since last report.)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)      Exhibits.

         The following Exhibits are hereby filed as part of this Current Report on Form 8-K:

         Exhibit 99.1 Press Release dated March 10, 2004 with respect to the Registrant's financial results for the full year and fourth quarter ended December 31, 2003.

Item 9.  Regulation FD Disclosure

         The information included in this section is intended to be furnished under "Item 12. Disclosure of Results of Operations and Financial Condition" and is included under this Item 9 in accordance with SEC Release No. 33-8216. The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

         On March 10, 2004, The Registrant announced financial results for the full year and fourth quarter ended December 31, 2003. A copy of the press release announcing the Registrant's earnings results for the full year and fourth quarter ended December 31, 2003 is attached hereto as Exhibit 99.1.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 11, 2004

CLARUS CORPORATION

By:  /s/ Nigel P. Ekern
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         Nigel P. Ekern,
         Chief Administrative Officer



By:  /s/ Susan Luckfield
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         Susan Luckfield,
         Controller

                                  EXHIBIT INDEX

                 Exhibit 99.1 Press Release dated March 10, 2004